--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $220,000,000 (APPROXIMATE)
                            HOME LOAN-BACKED NOTES,
                                SERIES 2004-HI3


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2004-HI3
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                               SEPTEMBER 13, 2004

             GMAC RFC SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]

                ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.


--------------------------------------------------------------------------------
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

-------------------------------------------------------------------------------
 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

-------------------------------------------------------------------------------

                           $220,000,000 (APPROXIMATE)

ISSUER:                  Home Loan Trust 2004-HI3.

DEPOSITOR:              Residential Funding Mortgage Securities II, Inc.

CREDIT  ENHANCER:       Financial Guaranty Insurance Company ("FGIC").

SELLER:                 Residential Funding Corporation.

UNDERWRITERS:           Lead Manager:  Bear, Stearns & Co. Inc.
                        Co-Manager:    Residential Funding Securities
                        Corporation.

MASTER SERVICER:        Residential   Funding  Corporation  (the  "Master
                        Servicer"  or "RFC").

INITIAL SUBSERVICER:     HomeComings   Financial  Network,   Inc.
                        ("HomeComings"),   an  affiliate of the Depositor.

INDENTURE TRUSTEE:      JPMorgan Chase Bank.

OWNER TRUSTEE:          Wilmington Trust Company.

THE NOTES:              Home Loan Trust 2004-HI3 will issue 5 classes of Home
                        Loan-Backed Notes, namely: the Class A-1, Class A-2,
                        Class A-3, Class A-4 and Class A-5 Notes (collectively, the "Class A Notes").


CHARACTERISTICS OF THE NOTES (A), (B), (C), (D)
----------------- ------------ ---------- ------- --------- --------- ----------- --------------
                                          AVG
                                           LIFE
                   ORIGINAL               TO      PRINCIPAL PRINCIPAL FINAL SCH.
     NOTES           NOTE                  CALL   LOCKOUT    WINDOW    MATURITY      RATINGS
                    BALANCE     COUPON    (YEARS) (MONTHS)  (MONTHS)     DATE     (MOODY'S/S&P)
----------------- ------------ ---------- ------- --------- --------- ----------- --------------


Class A-1         65,589,000 Floating (e)  0.90       0        21       8/25/2013   Aaa / AAA

Class A-2         16,319,000   Fixed       2.00      20         7       11/25/2014  Aaa / AAA

Class A-3         43,374,000   Fixed       3.00      26        20       7/25/2017   Aaa / AAA

Class A-4         41,048,000   Fixed       5.00      45        31       1/25/2020   Aaa / AAA

Class A-5         53,670,000 Fixed(f)      8.85      75        48       6/25/2034   Aaa / AAA
----------------- ------------ ---------- ------- --------- --------- ----------- --------------

NOTES:

(A) 100% Prepayment Assumption: 2.0% CPR in month 1 of the Home Loans, and an additional approximately 1.071429% per annum in each month thereafter until month 15. On and after month 15, 17.0% CPR.

(B)     Transaction priced to a 10% clean-up call.

(C) The principal balance of each Class of Notes is subject to a 5% variance.

(D) 100% P&I guaranty by FGIC (See section entitled "Credit Enhancement" herein).

(E) The lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 8.00% per annum.

(F) If the 10% clean-up call is not exercised, the Note Rate applicable to the Class A-5 Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

THE ASSETS OF THE TRUST:

                                The assets of the Trust will include a group of conventional, closed-end, primarily second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. A substantial majority of the Home Loans will have a combined loan-to-value ratio in excess of 100%. As of the Statistical Cut-off Date, the aggregate principal balance of the Home Loans will be approximately $216,450,666. As of the Closing Date, the aggregate principal balance of the Home Loans will be approximately $220,000,000.

                                As of the Statistical Cut-off Date,
                                approximately 0.40% of the Home Loans were subject to the Home Ownership and Equity Protection Act (the "Home Ownership Act") and were originated on or before July 19, 2001.

STATISTICAL CUT-OFF DATE:       As of September 1, 2004.

CUT-OFF DATE:                   As of September 1, 2004.

CLOSING DATE:                   On or about September 30, 2004.

PAYMENT DATE:

                                The 25th of each month (or the next business day), commencing on October 25, 2004.

DELAY DAYS:

                                The Class A Notes, other than the Class A-1
                                Notes, will have a payment delay of 24 days.
                                With respect to the Class A-1 Notes, 0 days.

NOTE RATE:                      Interest will accrue on all of the
                                Class A Notes, other than the Class A-1
                                Notes, at a fixed rate during the month
                                prior to the month of the related Payment
                                Date on a 30/360-day basis.

                                The coupon on the Class A-1 Notes will be equal to the lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 8.00% per annum, payable monthly.

                                With respect to any Payment Date, the Class
                                A-1 Notes will be entitled to interest
                                accrued from and including the preceding
                                Payment Date (or from and including the
                                Closing Date in the case of the first
                                Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

                                The Note Rate applicable to the Class A-5
                                Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

PRIORITY OF PAYMENTS:
                                On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

                                (1) To pay the Credit Enhancer the premium for the Policy;

                                (2) To pay accrued and unpaid interest on the Class A Notes, pro rata;

                                (3)     To pay as principal on the Class A
                                        Notes, an amount equal to the principal
                                        collection distribution amount for such
                                        Payment Date, allocated as described
                                        below;

                                (4)     To pay as principal to the Class A
                                        Notes, an amount necessary to cover the
                                        Liquidation Loss Distribution Amounts on the related Home Loans;

                                (5)     To pay the Credit Enhancer
                                        reimbursements for certain prior draws
                                        made on the Policy, with interest;

                                (6)     To pay as principal on the Class A
                                        Notes, the amount necessary to cause the overcollateralization amount to equal the Required Overcollateralization
                                        Amount;

                                (7)     To pay the Credit Enhancer any other
                                        amounts owed under the insurance
                                        agreement; and (8) To pay the holders of the private securities created with respect to this transaction, any remaining Excess Cash Flow.

PRINCIPAL DISTRIBUTIONS
FOR  THE NOTES:

                                Any payments of principal allocable to the Class A Notes shall be paid to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, in that order, in each case until the outstanding note balances of each of these notes has been reduced to zero.

CREDIT ENHANCEMENT:

                                Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization and (3) FGIC Insurance Policy.

                                    EXCESS SPREAD: Because the mortgagors are expected to pay more interest on the Home Loans than is necessary to pay interest on the Notes, along with fees and expenses of the trust each month, there may be excess interest. On each Payment Date, this excess interest may be used to protect the Notes against losses by making an additional payment of principal up to the amount of the losses.

                                    OVERCOLLATERALIZATION: Excess spread will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the securities then entitled to receive payments of principal, until the aggregate pool balance exceeds the sum of the aggregate note balance of the Class A Notes by a specified amount. This excess represents overcollateralization.
                                    Prior to the Stepdown Date, the "Required
                                    Overcollateralization Amount" will be equal to [5.25]% of the aggregate Cut-off Date pool balance. On or after the Stepdown Date, the Required Overcollateralization Amount will be permitted, subject to certain performance triggers being satisfied, to decrease to [10.50]% of aggregate pool balance of the Home Loans, subject to a floor of 0.50% of the aggregate Cut-off Date pool balance.

                                    FGIC INSURANCE POLICY: FGIC will
                                    unconditionally and irrevocably guarantee interest on the Notes at the applicable Note Rate, other than any prepayment interest shortfalls or Relief Act shortfalls, will cover all losses allocated to the Notes not covered by excess interest or
                                    Overcollateralization and will guarantee amounts due on the Notes on the Payment Date in June 2034.


 STEPDOWN DATE:

                                The Stepdown Date is the Payment Date occurring on the later of:


                                (1) the Payment Date in April 2007 (i.e., on the 31st Payment Date); and

                                (2)     the first Payment Date on which the
                                        aggregate pool balance is less than 50%
                                        of the aggregate Cut-off Date pool
                                        balance.

MASTER SERVICING FEE:

                                0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

SUBSERVICING FEE:               0.50% per annum, payable monthly.

ADVANCING:

                                There is no required advancing of delinquent scheduled monthly payments of principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees or any other entity.

LIQUIDATION LOSS AMOUNT:

                                With respect to any Payment Date and any Home Loan that became a Liquidated Home Loan during the related collection period, the unrecovered portion of the principal balance of that Home Loan at the end of such collection period, after giving effect to the net liquidation proceeds applied to reduce the principal balance of that Home Loan. In addition, as to any Home Loan for which the principal balance has been reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a Liquidation Loss Amount.

LIQUIDATED HOME LOAN:

                                With respect to any Payment Date, any Home Loan which the Master Servicer has determined, based on the servicing procedures specified in the servicing agreement, as of the end of the preceding collection period, that all liquidation proceeds which it expects to recover in connection with the disposition of the related mortgaged property have been recovered. In addition, the Master Servicer will treat any Home Loan that is 180 days or more delinquent as having been finally liquidated.

OPTIONAL REDEMPTION:

                                The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance of the Home Loans declines to less than 10% of the aggregate Cut-off Date pool balance (the "Call Date").

FORM OF REGISTRATION:

                                Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

TAX STATUS:

                                For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISA ELIGIBILITY:

                                The Notes may be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or
                                Section 4975 of the Code, subject to certain considerations.

SMMEA TREATMENT:

                                The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                             PREPAYMENT SENSITIVITY





CLASS A-1 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  3.79      1.34      1.06       0.90      0.79       0.72
MODIFIED DURATION                     3.56      1.31      1.04       0.88      0.78       0.71
FIRST PRINCIPAL PAYMENT           10/25/04  10/25/04  10/25/04   10/25/04  10/25/04   10/25/04
LAST PRINCIPAL PAYMENT             7/25/12   7/25/07  11/25/06    6/25/06   3/25/06    1/25/06
PRINCIPAL LOCKOUT (MONTHS)               0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)               94        34        26         21        18         16
ILLUSTRATIVE YIELD @ PAR (30/360)    1.93%     1.93%     1.93%      1.93%     1.93%      1.93%
-------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  8.56      3.29      2.47       2.00      1.70       1.48
MODIFIED DURATION                     7.27      3.05      2.33       1.90      1.62       1.42
FIRST PRINCIPAL PAYMENT            7/25/12   7/25/07  11/25/06    6/25/06   3/25/06    1/25/06
LAST PRINCIPAL PAYMENT            12/25/13   6/25/08   7/25/07   12/25/06   8/25/06    5/25/06
PRINCIPAL LOCKOUT (MONTHS)              93        33        25         20        17         15
PRINCIPAL WINDOW (MONTHS)               18        12         9          7         6          5
ILLUSTRATIVE YIELD @ PAR (30/360)    3.53%     3.49%     3.46%      3.44%     3.42%      3.40%
-------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 10.80      5.00      3.75       3.00      2.50       2.15
MODIFIED DURATION                     8.61      4.45      3.42       2.77      2.34       2.03
FIRST PRINCIPAL PAYMENT           12/25/13   6/25/08   7/25/07   12/25/06   8/25/06    5/25/06
LAST PRINCIPAL PAYMENT            12/25/16   2/25/11   7/25/09    7/25/08  12/25/07    6/25/07
PRINCIPAL LOCKOUT (MONTHS)             110        44        33         26        22         19
PRINCIPAL WINDOW (MONTHS)               37        33        25         20        17         14
ILLUSTRATIVE YIELD @ PAR (30/360)    3.99%     3.96%     3.95%      3.93%     3.91%      3.89%
-------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 13.40      8.12      6.25       5.00      4.14       3.52
MODIFIED DURATION                     9.59      6.52      5.24       4.32      3.65       3.16
FIRST PRINCIPAL PAYMENT           12/25/16   2/25/11   7/25/09    7/25/08  12/25/07    6/25/07
LAST PRINCIPAL PAYMENT             3/25/19   9/25/14   8/25/12    1/25/11  12/25/09    3/25/09
PRINCIPAL LOCKOUT (MONTHS)             146        76        57         45        38         32
PRINCIPAL WINDOW (MONTHS)               28        44        38         31        25         22
ILLUSTRATIVE YIELD @ PAR (30/360)    4.96%     4.94%     4.93%      4.92%     4.90%      4.89%
-------------------------------------------------------------------------------------------------





                         PREPAYMENT SENSITIVITY (CONT'D)









CLASS A-5 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 19.20     12.61     10.62       8.85      7.43       6.33
MODIFIED DURATION                    11.37      8.76      7.75       6.75      5.88       5.17
FIRST PRINCIPAL PAYMENT            3/25/19   9/25/14   8/25/12    1/25/11  12/25/09    3/25/09
LAST PRINCIPAL PAYMENT             3/25/26   8/25/18  10/25/16   12/25/14   5/25/13    2/25/12
PRINCIPAL LOCKOUT (MONTHS)             173       119        94         75        62         53
PRINCIPAL WINDOW (MONTHS)               85        48        51         48        42         36
ILLUSTRATIVE YIELD @ PAR (30/360)    5.70%     5.69%     5.69%      5.68%     5.67%      5.66%
-------------------------------------------------------------------------------------------------


CLASS A-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 19.85     13.87     11.62       9.79      8.33       7.17
MODIFIED DURATION                    11.55      9.25      8.19       7.22      6.38       5.66
FIRST PRINCIPAL PAYMENT            3/25/19   9/25/14   8/25/12    1/25/11  12/25/09    3/25/09
LAST PRINCIPAL PAYMENT             6/25/29   6/25/28   7/25/26    9/25/23   2/25/21    1/25/19
PRINCIPAL LOCKOUT (MONTHS)             173       119        94         75        62         53
PRINCIPAL WINDOW (MONTHS)              124       166       168        153       135        119
ILLUSTRATIVE YIELD @ PAR (30/360)    5.71%     5.72%     5.72%      5.72%     5.72%      5.71%
-------------------------------------------------------------------------------------------------



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                         AGGREGATE         MINIMUM       MAXIMUM

                                          SUMMARY
                                         STATISTICS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Number of Loans:                               5,203
  Current Principal Balance:              $216,450,666      $5,262      $108,204
  Average Current Principal Balance:           $41,601
  Original Principal Balance:             $217,475,267     $12,000      $108,500
  Average Original Principal Balance:          $41,798
  Weighted Average Gross Loan Rate:             11.89%       6.49%        17.99%
  Weighted Average Original Term:                  217          60           360
  Weighted Average Remaining Term:                 215          54           358
  Weighted Average Combined LTV:               117.24%      25.00%       125.00%
  Weighted Average FICO Score:                     694         640           812
  Weighted Average Borrower DTI:                39.36%       5.00%        54.00%
  Balloon Loans (% of Total):                    0.48%
  Weighted Average Jr. Mortgage                 26.47%
  Ratio:
  Lien Position (1st/2nd):              0.04% / 99.96%
  Geographic Distribution:
  (states w/ > 5% concentration)
                                                  Ohio       7.73%
                                          Pennsylvania       7.09%
                                               Florida       5.23%


----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                       AGGREGATE CREDIT SCORES AS OF THE DATE OF ORIGINATION

----------------------------------------------------------------------------------------------------
  RANGE OF CREDIT       NUMBER   CUT-OFF DATE PERCENTAGE WA CLTV      AVERAGE  WA JR.        WA
                                     OF HOME
                                    LOANS BY
                                     CUT-OFF
                        OF                    DATE                                         RESIDUAL
  SCORES AS OF THE      HOME                  BALANCE               PRINCIPAL                INCOME
  DATE OF ORIGINATION     LOANS   BALANCE ($)        (%)      (%) BALANCE ($)  RATIO (%)        ($)
----------------------------------------------------------------------------------------------------
  640 - 659                 451    14,511,573       6.70   116.01      32,176      21.22      4,060
  660 - 679               1,507    59,627,218      27.55   117.58      39,567      25.08      3,744
  680 - 699               1,375    58,544,597      27.05   117.34      42,578      26.72      3,742
  700 - 719               1,001    44,693,880      20.65   117.86      44,649      28.16      3,623
  720 - 739                 524    23,905,567      11.04   116.53      45,621      28.43      3,845
  740 - 759                 228    10,040,169       4.64   116.74      44,036      28.25      3,954
  760 - 779                  91     4,065,581       1.88   115.49      44,677      28.05      3,995
  780 - 799                  21       897,679       0.41   110.89      42,747      25.08      4,540
  800 or Greater              5       164,401       0.08   108.33      32,880      20.18      3,777
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
        TOTAL:            5,203   216,450,666     100.00   117.24      41,601      26.47      3,769
----------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                              AGGREGATE LOAN RATES

--------------------------------------------------------------------------------------------------------------
  RANGE OF LOAN    NUMBER        CUT-OFF PERCENTAGE    WA FICO WA CLTV          AVERAGE WA JR.     WA
                                         OF HOME
                                         LOANS BY
                                         CUT-OFF
                                         DATE                                                      RESIDUAL
                   OF HOME          DATE BALANCE                              PRINCIPAL                INCOME
  RATES (%)           LOANS  BALANCE ($)        (%)                  (%)    BALANCE ($)  RATIO (%)        ($)
--------------------------------------------------------------------------------------------------------------
  6.001 - 6.500           3      172,143       0.08        724     97.87         57,381      19.82      4,962
  6.501 - 7.000           6      180,380       0.08        752     69.61         30,063      16.00      5,826
  7.001 - 7.500          10      335,465       0.15        734     91.41         33,547      25.83      3,405
  7.501 - 8.000          19      644,937       0.30        715     98.43         33,944      28.47      3,340
  8.001 - 8.500          21      622,492       0.29        728     97.06         29,642      24.01      3,281
  8.501 - 9.000         118    4,438,411       2.05        720    107.74         37,614      28.14      3,832
  9.001 - 9.500         103    4,802,534       2.22        719    113.19         46,627      28.36      4,190
  9.501 - 10.000        242   10,683,422       4.94        713    114.09         44,146      27.58      3,977
 10.001 - 10.500        243   11,188,427       5.17        713    117.37         46,043      27.67      4,226
 10.501 - 11.000        541   25,440,900      11.75        711    118.21         47,026      27.88      4,152
 11.001 - 11.500        564   25,765,962      11.90        708    118.19         45,684      26.72      4,142
 11.501 - 12.000        797   35,233,720      16.28        696    118.60         44,208      26.54      3,866
 12.001 - 12.500        639   26,427,729      12.21        688    118.41         41,358      25.88      3,755
 12.501 - 13.000        738   29,192,789      13.49        679    117.22         39,557      25.76      3,571
 13.001 - 13.500        439   16,104,471       7.44        671    117.47         36,684      25.28      3,312
 13.501 - 14.000        412   14,759,827       6.82        667    117.65         35,825      25.28      3,119
 14.001 - 14.500        265    8,968,128       4.14        665    117.61         33,842      25.47      2,932
 14.501 - 15.000         32    1,175,464       0.54        665    117.02         36,733      25.52      2,507
 15.001 - 15.500          2       87,487       0.04        666    109.44         43,744      25.73      3,449
 15.501 - 16.000          1       31,172       0.01        652    122.00         31,172      35.41      2,691
 16.001 - 16.500          2       41,218       0.02        651    121.22         20,609      20.28      2,375
 16.501 - 17.000          5      119,245       0.06        665    114.49         23,849      24.00      2,495
 17.501 - 18.000          1       34,343       0.02        659    111.00         34,343      16.50      2,960
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
      TOTAL:          5,203  216,450,666     100.00        694    117.24         41,601      26.47      3,769
--------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                 AGGREGATE ORIGINAL HOME LOAN PRINCIPAL BALANCE






--------------------------------------------------------------------------------------------------------------
  RANGE OF            NUMBER OF    CUT-OFF DATE PERCENTAGE WA     WA CLTV       AVERAGE      WA JR. WA
                                     OF HOME
                                    LOANS BY
                                     CUT-OFF
  ORIGINAL HOME                                 DATE                                                RESIDUAL
  LOAN PRINCIPAL                                BALANCE                       PRINCIPAL                INCOME
  BALANCE            HOME LOANS     BALANCE ($)        (%)   FICO      (%)  BALANCE ($)   RATIO (%)       ($)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
           1 -              585      12,979,832       6.00    689   113.14       22,188       19.51     3,076
  25,000
  25,001 - 50,000         3,504     133,185,772      61.53    687   117.02       38,010       24.90     3,539
  50,001 - 75,000         1,071      66,331,959      30.65    705   118.64       61,935       30.53     4,267
  75,001 - 100,000           42       3,844,899       1.78    736   115.17       91,545       34.72     5,412
 100,001 - 125,000            1         108,204       0.05    726   102.00      108,204       21.32     5,641
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
      TOTAL:              5,203     216,450,666     100.00    694   117.24       41,601       26.47     3,769
--------------------------------------------------------------------------------------------------------------



                          AGGREGATE COMBINED LTV RATIO

------------------------------------------------------------------------------------------------------
  RANGE OF COMBINED     NUMBER   CUT-OFF DATE PERCENTAGE  WA FICO       AVERAGE WA JR.     WA
                                     OF HOME
                                    LOANS BY
                                     CUT-OFF
                        OF                    DATE                                         RESIDUAL
                        HOME                  BALANCE                 PRINCIPAL                INCOME
  LTV RATIOS (%)          LOANS   BALANCE ($)        (%)            BALANCE ($)  RATIO (%)        ($)
------------------------------------------------------------------------------------------------------
    20.01 - 30.00             2        59,239       0.03      701        29,619      99.67      3,020
    30.01 - 40.00             5       225,746       0.10      674        45,149      73.54      6,961
    40.01 - 50.00             2       129,376       0.06      738        64,688      40.14      7,470
    50.01 - 60.00             2        78,109       0.04      675        39,054      58.79      1,441
    60.01 - 70.00             5       171,515       0.08      709        34,303      50.05      4,090
    70.01 - 75.00             6       195,042       0.09      719        32,507      32.05      3,413
    75.01 - 80.00             4       100,561       0.05      693        25,140      41.90      2,879
    80.01 - 85.00            11       383,259       0.18      696        34,842      24.25      3,739
    85.01 - 90.00            16       477,840       0.22      689        29,865      23.99      3,130
    90.01 - 95.00            54     1,776,136       0.82      705        32,891      26.79      3,126
    95.01 - 100.00          252     7,707,491       3.56      710        30,585      25.04      3,143
  100.01 - 105.00           225     8,987,961       4.15      691        39,946      22.64      4,188
  105.01 - 110.00           537    21,730,042      10.04      693        40,466      23.70      3,974
  110.01 - 115.00           778    32,362,477      14.95      690        41,597      24.63      3,882
  115.01 - 120.00           965    41,172,396      19.02      691        42,666      25.84      3,835
  120.01 - 125.00         2,339   100,893,477      46.61      695        43,135      28.15      3,677
------------------------------------------------------------------------------------------------------
        TOTAL:            5,203   216,450,666     100.00      694        41,601      26.47      3,769
------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                            AGGREGATE JUNIOR RATIOS*


--------------------------------------------------------------------------------------------------
  RANGE OF        NUMBER       CUT-OFF PERCENTAGE  WA FICO WA CLTV        AVERAGE              WA
                                       OF HOME
                                       LOANS BY
                                       CUT-OFF
                  OF                   DATE                                              RESIDUAL
  JUNIOR RATIOS   HOME            DATE BALANCE                          PRINCIPAL          INCOME
  (%)               LOANS  BALANCE ($)       (%)                 (%)  BALANCE ($)             ($)
--------------------------------------------------------------------------------------------------
    5.01 - 10.00       42      923,219      0.43       700    107.41       21,981           5,253
  10.01 - 15.00       348   10,525,521      4.86       685    111.55       30,246           4,348
  15.01 - 20.00     1,203   43,691,864     20.19       688    116.79       36,319           4,151
  20.01 - 25.00     1,303   51,750,394     23.92       690    117.23       39,716           3,766
  25.01 - 30.00     1,033   46,278,253     21.39       694    117.75       44,800           3,626
  30.01 - 40.00       967   47,708,174     22.05       700    118.54       49,336           3,553
  40.01 - 50.00       250   12,725,719      5.88       703    119.80       50,903           3,305
  50.01 - 60.00        37    1,924,521      0.89       708    118.37       52,014           2,975
  60.01 - 70.00         8      414,234      0.19       696    112.05       51,779           3,215
  70.01 - 80.00         5      225,909      0.10       684     53.27       45,182           6,574
  80.01 - 90.00         2      109,140      0.05       701     92.51       54,570           3,468
  90.01 - 100.00        2       77,588      0.04       675     32.93       38,794           4,728
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
     TOTAL:         5,200  216,354,536    100.00       694    117.27       41,607           3,770
--------------------------------------------------------------------------------------------------
* Excludes home loans secured by first liens.



                       AGGREGATE ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------
  RANGE OF      NUMBER     CUT-OFF DATE PERCENTAGEWA FICO WA          AVERAGE      WA JR.          WA
                                        OF HOME
                                        LOANS BY
  MONTHS                                CUT-OFF
  ORIGINAL      OF                      DATE                                                 RESIDUAL
  TERM TO       HOME                    BALANCE           CLTV      PRINCIPAL                  INCOME
  MATURITY        LOANS     BALANCE ($)       (%)             (%) BALANCE ($)   RATIO (%)         ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      1 -   96       10         372,275      0.17     690  103.73      37,228       35.64       6,227
  109 - 120         172       6,213,623      2.87     695  115.68      36,126       26.08       4,001
  157 - 168           1          71,748      0.03     716  119.00      71,748       20.00       8,945
  169 - 180
                  3,138     130,034,607     60.08     695  116.99      41,439       26.39       3,926
  181 - 288         516      20,087,976      9.28     693  117.23      38,930       24.43       3,705
  289 - 300       1,365      59,591,138     27.53     690  118.05      43,657       27.34       3,389
  301 and Over
                      1          79,299      0.04     664  101.00      79,299       20.00      12,578
------------------------------------------------------------------------------------------------------
    TOTAL:        5,203     216,450,666    100.00     694  117.24      41,601       26.47       3,769
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                   AGGREGATE REMAINING TERM TO STATED MATURITY

------------------------------------------------------------------------------------------------------
  RANGE OF      NUMBER     CUT-OFF DATE    PERCENTAGE WA     WA CLTV  AVERAGE   WA JR.     WA
  MONTHS                                      OF HOME
  REMAINING     OF                           LOANS BY                 PRINCIPAL            RESIDUAL
  TERM TO       HOME                     CUT-OFF DATE                 BALANCE                  INCOME
  MATURITY        LOANS     BALANCE ($)   BALANCE (%)   FICO      (%)       ($)  RATIO (%)        ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      1 -  96        12         422,738          0.20    691   104.58    35,228      36.00      6,203
  109 - 120         173       6,244,524          2.88    695   115.64    36,096      25.99      3,932
  121 - 144           6         166,362          0.08    659   119.46    27,727      25.96      2,467
  145 - 156          21         914,634          0.42    710   120.32    43,554      30.90      4,891
  157 - 168
                     22         760,682          0.35    702   119.99    34,576      24.81      3,741
  169 - 180
                  3,091     128,310,214         59.28    695   116.95    41,511      26.36      3,925
  181 - 288         533      20,748,074          9.59    692   117.32    38,927      24.66      3,682
  289 - 300       1,344      58,804,141         27.17    690   118.05    43,753      27.29      3,396
  301 and Over
                      1          79,299          0.04    664   101.00    79,299      20.00     12,578
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
    TOTAL:        5,203     216,450,666        100.00    694   117.24    41,601      26.47      3,769
------------------------------------------------------------------------------------------------------




                          AGGREGATE YEAR OF ORIGINATION

------------------------------------------------------------------------------------------------------
  YEAR OF       NUMBER     CUT-OFF DATE   PERCENTAGE WA FICO WA CLTV  AVERAGE    WA JR.    WA
                                     OF HOME
                                    LOANS BY
                OF                           CUT-OFF                  PRINCIPAL            RESIDUAL
                HOME                            DATE                  BALANCE                  INCOME
  ORIGINATION     LOANS     BALANCE ($)  BALANCE (%)              (%)        ($) RATIO (%)        ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  1997                1          32,426         0.01     699    99.00     32,426     29.52      2,719
  1998                3          91,155         0.04     654   108.71     30,385     30.09        870
  1999               15         419,639         0.19     668   117.94     27,976     27.93      2,339
  2000               10         390,665         0.18     679   118.39     39,066     32.91      3,070
  2001                5         163,868         0.08     689   120.96     32,774     30.12      2,443
  2002               53       2,012,212         0.93     702   119.71     37,966     29.60      4,057
  2003                6         281,835         0.13     699   114.00     46,973     28.46      4,895
  2004            5,110     213,058,865        98.43     694   117.22     41,694     26.42      3,771
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
    TOTAL:        5,203     216,450,666       100.00     694   117.24     41,601     26.47      3,769
------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                      AGGREGATE GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES

------------------------------------------------------------------------------------------------
  STATE*         NUMBER      CUT-OFF PERCENTAGE WA FICO WA CLTV  AVERAGE   WA JR.    WA
                                     OF HOME
                                     LOANS BY
                                     CUT-OFF
                 OF                  DATE                        PRINCIPAL           RESIDUAL
                 HOME           DATE BALANCE                     BALANCE                 INCOME
                   LOANS BALANCE ($)       (%)               (%)       ($) RATIO (%)        ($)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Ohio                    16,741,034                695             40,243     25.73      3,754
                     416                  7.73            119.22

  Pennsylvania       373  15,338,402      7.09      696   116.97    41,122     29.30      3,637

  Florida            255  11,309,782      5.23      692   115.76    44,352     27.55      3,791

  Indiana            278  10,695,259      4.94      700   117.88    38,472     27.13      3,691

  Michigan           228   9,546,639      4.41      692   117.00    41,871     25.97      3,788

  Colorado           208   9,444,429      4.36      693   116.35    45,406     22.12      3,800

  Missouri           237   9,357,248      4.32      687   118.24    39,482     25.53      3,762

  North Carolina     209   8,946,292      4.13      694   118.49    42,805     26.42      4,136

  Virginia           203   8,597,477      3.97      692   115.42    42,352     25.07      3,824

  Alabama            194   8,071,761      3.73      692   118.94    41,607     28.77      3,798

  Kansas             206   7,957,180      3.68      693   118.94    38,627     27.37      3,810

  Washington         174   7,742,074      3.58      693   114.54    44,495     24.48      3,716

  Wisconsin          186   7,479,435      3.46      694   117.82    40,212     25.96      3,921

  Arizona            172   7,222,603      3.34      693   117.43    41,992     24.77      3,996

  Nebraska           166   6,636,280      3.07      692   119.80    39,978     28.22      3,749

  Utah               167   6,595,338      3.05      691   116.32    39,493     24.04      3,378

  Iowa               155   5,738,341      2.65      691   118.04    37,022     27.46      3,616

  Minnesota          123   5,397,710      2.49      689   116.86    43,884     25.05      3,698

  Other            1,253  53,633,383     24.78      695   116.52    42,804     27.02      3,762
------------------------------------------------------------------------------------------------

     TOTAL:        5,203 216,450,666    100.00      694   117.24    41,601     26.47      3,769
------------------------------------------------------------------------------------------------
* The reference to "Other" in the preceding table includes states and the
District of Columbia that contain mortgage properties for less than 2% of the home loans.





----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                        AGGREGATE MORTGAGED PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------
  PROPERTY TYPE                NUMBER      CUT-OFF PERCENTAGEWA FICO WA CLTV  AVERAGE   WA JR.   WA
                                                   OF HOME
                                                   LOANS BY
                                                   CUT-OFF
                               OF                  DATE                       PRINCIPAL          RESIDUAL
                               HOME           DATE BALANCE                    BALANCE   RATIO    INCOME
                                 LOANS BALANCE ($)       (%)              (%)       ($)      (%)       ($)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  Single Family Residence        4,726 196,668,053     90.86     694   117.34    41,614    26.75     3,757
  PUD Detached                     242  10,871,149      5.02     692   116.27    44,922    22.54     4,276
  Condominium                      122   4,471,847      2.07     694   115.71    36,654    25.11     3,274
  Townhouse/Rowhouse Attached       49   1,916,728      0.89     691   117.53    39,117    26.78     3,487
  PUD Attached                      46   1,870,466      0.86     692   117.03    40,662    23.88     3,617
  Multifamily (2-4 units)           13     476,019      0.22     701   111.43    36,617    25.64     3,465
  Townhouse/Rowhouse Detached        3     104,358      0.05     693   115.59    34,786    21.87     3,592
  Modular                            2      72,045      0.03     710   113.66    36,022    22.64     2,554
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
            TOTAL:               5,203 216,450,666    100.00     694   117.24    41,601    26.47     3,769
-----------------------------------------------------------------------------------------------------------




                             AGGREGATE LOAN PURPOSE

---------------------------------------------------------------------------------------------------------------
  LOAN PURPOSE             NUMBER    CUT-OFF DATE PERCENTAGE WA     WA           AVERAGE WA JR.    WA RESIDUAL
                                                  OF HOME
                                                  LOANS BY
                                                  CUT-OFF
                                      DATE
                           OF HOME                BALANCE           CLTV       PRINCIPAL    RATIO       INCOME
                              LOANS   BALANCE ($)        (%)   FICO     (%)  BALANCE ($)      (%)          ($)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Debt Consolidation          3,834   159,328,083      73.61    692  117.47       41,557    26.49        3,753
  Cash                          892    36,004,403      16.63    698  116.00       40,364    26.22        3,748
  Rate/Term Refinance           342    15,643,400       7.23    696  117.84       45,741    27.68        3,812
  Home Improvement              112     4,599,284       2.12    704  118.11       41,065    24.67        4,095
  Purchase Money                 10       445,630       0.21    713  104.12       44,563    18.50        5,889
  Convenience                     1        20,627       0.01    750  125.00       20,627    22.57        5,075
  Other                          12       409,240       0.19    690  118.42       34,103    22.23        3,806
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
          TOTAL:              5,203   216,450,666     100.00    694  117.24       41,601    26.47        3,769
---------------------------------------------------------------------------------------------------------------









----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                       AGGREGATE PREPAYMENT PENALTY TERMS

-----------------------------------------------------------------------------------------------------
  PREPAYMENT   NUMBER OF       CUT-OFF PERCENTAGE WA FICO WA      AVERAGE        WA JR.  WA RESIDUAL
                                       OF HOME
                                       LOANS BY
                                       CUT-OFF
                                       DATE                       PRINCIPAL
  PENALTY                         DATE BALANCE            CLTV    BALANCE                     INCOME
  TERMS        HOME LOANS  BALANCE ($)        (%)             (%)       ($)   RATIO (%)          ($)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  None              3,310  137,870,866      63.70     695  117.27    41,653       25.90        3,843
  12 Months            13      706,784       0.33     711  116.34    54,368       24.40        5,254
  24 Months             5      249,343       0.12     696  116.78    49,869       28.05        2,917
  36 Months         1,868   77,368,198      35.74     692  117.20    41,418       27.51        3,625
  60 Months             2       57,740       0.03     647  123.38    28,870       29.39        2,633
  Other*                5      197,734       0.09     679  117.17    39,547       23.43        3,721
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    TOTAL:          5,203  216,450,666     100.00     694  117.24    41,601       26.47        3,769
-----------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.




                             AGGREGATE LIEN PRIORITY

-----------------------------------------------------------------------------------------------------
  LIEN PRIORITY  NUMBER   CUT-OFF    PERCENTAGE WA     WA CLTV  AVERAGE         WA JR.   WA RESIDUAL
                                     OF HOME
                                     LOANS BY
                                     CUT-OFF
                               DATE DATE PRINCIPAL
                 OF HOME  BALANCE    BALANCE                    BALANCE                       INCOME
                    LOANS        ($)        (%)   FICO      (%)       ($)    RATIO (%)           ($)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  First Lien            3     96,130       0.04    692    60.84    32,043          N/A         1,293
  Second Lien       5,200 216,354,536     99.96    694   117.27    41,607        26.47         3,770
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
     TOTAL:         5,203 216,450,666    100.00    694   117.24    41,601        26.47         3,769
-----------------------------------------------------------------------------------------------------














----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------------


                   AGGREGATE DEBT-TO-INCOME RATIOS AS OF THE DATE OF ORIGINATION

-------------------------------------------------------------------------------------------------------------
  RANGE OF               NUMBER    CUT-OFF DATE PERCENTAGE WA     WA CLTV  AVERAGE         WA JR. WA
                                     OF HOME
                                    LOANS BY
                                     CUT-OFF
  DEBT-TO-INCOME RATIOS                         DATE                       PRINCIPAL              RESIDUAL
  AS OF THE DATE OF      OF HOME                BALANCE                    BALANCE                    INCOME
  ORIGINATION (%)           LOANS   BALANCE ($)        (%)   FICO      (%)        ($)   RATIO (%)        ($)
-------------------------------------------------------------------------------------------------------------
    0.01 - 5.00                 2        64,968       0.03    676   120.84     32,484       23.31      4,210
    5.01 - 10.00                2        66,318       0.03    652   122.43     33,159       20.43      7,416
  10.01 - 15.00                 2        80,485       0.04    668   111.22     40,243       20.42     12,663
  15.01 - 20.00                37     1,296,715       0.60    695   113.30     35,046       29.07      6,220
  20.01 - 25.00               167     6,439,108       2.97    693   117.40     38,558       27.94      5,717
  25.01 - 30.00               481    18,873,913       8.72    697   116.15     39,239       27.72      4,863
  30.01 - 35.00               873    35,020,533      16.18    693   117.12     40,115       27.09      4,275
  35.01 - 40.00             1,221    48,808,311      22.55    695   117.46     39,974       26.37      3,767
  40.01 - 45.00             1,547    63,983,946      29.56    692   117.25     41,360       25.75      3,341
  45.01 - 50.00               869    41,711,449      19.27    695   117.64     47,999       26.31      3,106
  50.01 - 55.00                 2       104,920       0.05    703   124.39     52,460       36.09      3,063
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
         TOTAL:             5,203   216,450,666     100.00    694   117.24     41,601       26.47      3,769
-------------------------------------------------------------------------------------------------------------




                      AGGREGATE RESIDUAL INCOME AS OF THE DATE OF ORIGINATION

-------------------------------------------------------------------------------------------------
  RANGE OF                NUMBER       CUT-OFF PERCENTAGE WA    WA CLTV   AVERAGE         WA JR.
                                     OF HOME
                                    LOANS BY
                                     CUT-OFF
  RESIDUAL INCOME         OF                   DATE                       PRINCIPAL
  AS OF THE DATE OF       HOME            DATE BALANCE                    BALANCE
  ORIGINATION ($)           LOANS  BALANCE ($)        (%)  FICO       (%)        ($)   RATIO (%)
-------------------------------------------------------------------------------------------------
  Less than 1,500               4      131,721       0.06   674     76.73     32,930       32.08
  1,500 - 1,999               282
                                     9,042,056       4.18   704    114.22     32,064       30.12
  2,000 - 2,999             1,429
                                    54,627,334      25.24   696    117.17     38,228       28.13
  3,000 - 3,999             1,901
                                    78,561,006      36.30   691    117.82     41,326       26.35
  4,000 - 4,999               882
                                    39,278,922      18.15   692    118.04     44,534       25.67
  5,000 - 5,999               385
                                    18,275,838       8.44   693    116.74     47,470       24.58
  6,000 or Greater            316   16,420,035       7.59   698    115.36     51,962       23.47
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                 SUBTOTAL                           99.95   693    117.24     41,611       26.47
                            5,199  216,336,911
  Not Available                 4      113,755       0.05   668    112.51     28,439       32.90
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
         TOTAL:             5,203  216,450,666     100.00   694    117.24     41,601       26.47
-------------------------------------------------------------------------------------------------


